                                                                    Exhibit 10.4

                                                                  CONFORMED COPY

            SECOND AMENDMENT (this "AMENDMENT"), dated as of February 21, 2002, to the FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT dated as of March 4, 1997, as amended and restated through February 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among PHH CORPORATION, a Maryland corporation (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

            WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

            WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

            NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

            I. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            II. AMENDMENT TO SECTION 1. Section 1 of the Credit Agreement is hereby amended as follows:

            (a) by deleting the definition of the defined term "Chase" in its entirety and substituting in lieu thereof the following definition in its appropriate alphabetical order:

            "JPMORGAN CHASE BANK" shall mean JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation.

            (b) by deleting the definition of the following defined terms in their entirety and substituting in lieu thereof the following definitions:

            "AVIS FLEET TRANSACTION" shall mean the transaction pursuant to which, after the consummation of the Avis Merger, the Borrower purchased Avis Fleet from Avis.

            "AVIS MERGER" shall mean the transaction pursuant to the Agreement and Plan of Merger, dated as of November 11, 2000 (the "MERGER AGREEMENT"), by and among Avis, Cendant Corporation, a Delaware corporation ("CENDANT"), the Borrower (an indirect wholly-owned subsidiary of Cendant) and Avis Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Borrower ("MERGER SUB") in which Merger Sub merged with and into Avis and each outstanding share of class A common stock, par value $.01 per share of Avis (the "COMMON STOCK"), other than shares of Common Stock held by any subsidiary of Avis, held in Avis' treasury, held by Cendant

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                                                                               2


      or any subsidiary of Cendant or held by stockholders who perfect their appraisal rights under Delaware law, was converted into the right to receive $33.00 in cash.

            "CASH EQUIVALENTS" shall mean (i) investments in commercial paper maturing in not more than 270 days from the date of issuance which at the time of acquisition is rated at least A-1 or the equivalent thereof by S&P, or P-1 or the equivalent thereof by Moody's, (ii) investments in direct obligations or obligations which are guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having a maturity of not more than three years from the date of acquisition, (iii) investments in certificates of deposit maturing not more than one year from the date of origin issued by a Lender or a bank or trust company organized or licensed under the laws of the United States or any state or territory thereof having capital, surplus and undivided profits aggregating at least $500,000,000 and in each case A rated or better by S&P or Moody's, (iv) money market mutual funds having assets in excess of $2,000,000,000, (v) investments in asset-backed or mortgage-backed securities, including investments in collateralized, adjustable rate mortgage securities and those mortgage-backed securities which are rated at least AA by S&P or Aa by Moody's or are of comparable quality at the time of investment, and (vi) banker's acceptances maturing not more than one year from the date of origin issued by a bank or trust company organized or licensed under the laws of the United States or any state or territory thereof and having capital, surplus and undivided profits aggregating at least $500,000,000, and rated A or better by S&P or Moody's.

            "EXCESS UTILIZATION DAY" shall mean each day on which the Commitment Utilization Percentage exceeds 25%.

            "LEAF TRUST TRANSACTION" means the financing of motor vehicles and other equipment or personal property pursuant to that certain Amended and Restated Purchase Agreement, dated as of March 1, 2001, among LEAF Trust, a trust established under the laws of the Province of Ontario, the Canadian Imperial Bank of Commerce, as Administrative Agent and PHH Vehicle Management Services, Inc., a corporation amalgamated under the laws of Canada (the "PURCHASE AGREEMENT"), including any amendments, supplements, modifications, extensions, renewals, restatements or refundings thereof and any facilities or agreements that replace, refund or refinance, in whole or in part, the Purchase Agreement.

            (c) by deleting the following proviso from the definition of "Indebtedness" in its entirety and substituting in lieu thereof a period ("."):

            ; PROVIDED that on the date of the Avis Merger and for a period of thirty (30) days thereafter, any Indebtedness of Avis or any of its Subsidiaries shall not be deemed Indebtedness for the purposes of this definition.

            III. AMENDMENTS TO SECTION 2.

            (a) Section 2.7 of the Credit Agreement is hereby amended by deleting the "." at the end of Section 2.7(a) and substituting in lieu thereof the following:

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                                                                               3


            ; PROVIDED, that if any Lender continues to have any outstanding Loans after its Commitment terminates, then such Facility Fee shall continue to accrue on the daily aggregate principal amount of such Lender's Loans for each day from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any outstanding Loans.

            (b) Section 2.7 of the Credit Agreement is hereby further amended by deleting Section 2.7(b) in its entirety and substituting in lieu thereof the following:

                  (b) The Borrower agrees to pay to each Lender, through the
            Administrative Agent, on each March 31, June 30, September 30 and December 31, and on the date on which the Commitment of such Lender shall be terminated as provided herein, a utilization fee (a "UTILIZATION FEE") at a rate per annum equal to .25% for each day on which the Commitment Utilization Percentage exceeds 25%, which fee shall accrue on the daily amount of the Commitment of such Lender (whether used or unused) for each Excess Utilization Day during the period from and including February 21, 2002 to but excluding the date on which such Commitment terminates; PROVIDED that, if such Lender continues to have any outstanding Loans after its Commitment terminates, then such Utilization Fee shall continue to accrue on the daily aggregate principal amount of such Lender's Loans for each Excess Utilization Day from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any outstanding Loans. All Utilization Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be payable in arrears.

            (c) Section 2.22 of the Credit Agreement is hereby amended by deleting the first sentence thereof and the table set forth therein in their respective entireties and substituting in lieu thereof the following:

            The Facility Fee and the applicable LIBOR Spread in effect from time to time from and including February 21, 2002 shall be determined in accordance with the following table:

         S&P/Moody's Rating
         Equivalent of the
     Borrower's senior unsecured              Facility Fee                  Applicable LIBOR
           long-term debt                  (in Basis Points)            Spread (in Basis Points)
           --------------                  -----------------            ------------------------
A/A2 or better                                     10.0                              52.5
A-/A3                                              12.5                              62.5
BBB+/Baa1                                          15.0                              72.5
BBB/Baa2                                           17.5                              82.5
BBB-/Baa3                                          22.5                              90.0
BB+/Ba1 or worse                                   37.5                             137.5

            IV. AMENDMENTS TO SECTION 6.

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                                                                               4


            (a) Section 6.1 of the Credit Agreement is hereby amended by deleting Section 6.1(i) thereof in its entirety and substituting in lieu thereof the following:

            (i) Indebtedness (other than Indebtedness of Asset Securitization Subsidiaries incurred to finance asset securitization transactions permitted by this Agreement) consisting of the obligation to repurchase mortgages and related assets or secured by mortgages and related assets in connection with other mortgage warehouse financing arrangements, if the aggregate principal amount of all such Indebtedness does not exceed $900,000,000; and

            (b) Section 6.1 of the Credit Agreement is hereby amended by deleting clause (j) thereof and making clause (k) thereof into clause (j) thereof.

            (c) Section 6.3 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

            SECTION 6.3. LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (other than the Borrower or a wholly-owned Subsidiary of the Borrower) unless such transaction is (a) otherwise permitted under this Agreement and (b) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

            (d) Section 6.4 of the Credit Agreement is hereby amended by deleting clause (ii) of Section 6.4(a) thereof in its entirety and substituting in lieu thereof the following:

            (ii) in which the surviving entity becomes a Material Subsidiary of the Borrower immediately upon the effectiveness of such merger, consolidation, dissolution or liquidation or

            (e) Section 6.5 of the Credit Agreement is hereby amended by deleting Section 6.5(o) thereof in its entirety and substituting in lieu thereof the following:

            (o) Liens on mortgages and related assets securing obligations to the extent such obligations are permitted by Section 6.1(i); and

            (f) Section 6.5 of the Credit Agreement is hereby further amended by deleting Section 6.5(p) and (q) thereof in their respective entireties, and substituting in lieu thereof the following:

            (p) any Liens securing Indebtedness and related obligations of the Borrower or any of the Material Subsidiaries that principally transact business in the United States to the extent such Indebtedness and related obligations are permitted under Section 6.1(j) hereof.

            (g) Section 6.6 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

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                                                                               5


            SECTION 6.6. SALE AND LEASEBACK. Enter into any arrangement with any Person or Persons, whereby in contemporaneous transactions the Borrower or any of its Subsidiaries sells essentially all of its right, title and interest in a material asset and the Borrower or any of its Subsidiaries acquires or leases back the right to use such property except that the Borrower or any of its Subsidiaries may enter into sale-leaseback transactions relating to assets not in excess of $100,000,000 in the aggregate on a cumulative basis, and except (a) any arrangements of Avis Fleet or any of its Subsidiaries (other than the LEAF Trust Transaction) existing as of the date of the Avis Fleet Transaction and any renewals, extensions or modifications thereof so long as such renewals, extensions or modifications are effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders in any material respect; (b) the LEAF Trust Transaction; and (c) without limiting either of the foregoing clauses (a) and (b), any sale-leaseback transaction entered into in connection with an asset securitization transaction the indebtedness or Indebtedness relating to which is permitted to be secured pursuant to Section 6.5(l) or 6.5(n).

            (h) Section 6.7 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

            SECTION 6.7. CONSOLIDATED NET WORTH. Permit Consolidated Net Worth on the last day of any fiscal quarter to be less than the sum of (i) $1,250,000,000 PLUS (ii) 25% of Consolidated Net Income, if positive, for each fiscal quarter after December 31, 2001.

            (i) Section 6.10 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

            SECTION 6.10. RESTRICTIONS AFFECTING SUBSIDIARIES. Enter into, or suffer to exist, any Contractual Obligation with any Person, which prohibits or limits the ability of any Material Subsidiary (other than Special Purpose Vehicle Subsidiaries and Asset Securitization Subsidiaries) to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any other Subsidiary, (b) make loans or advances to the Borrower or any other Subsidiary or (c) transfer any of its properties or assets to the Borrower or any other Subsidiary, except in each case any Contractual Obligation of Avis Fleet or any of its Subsidiaries (other than Asset Securitization Subsidiaries or Special Purpose Vehicle Subsidiaries) existing as of the date of the Avis Fleet Transaction and any renewals, extensions or modifications thereof so long as such renewals, extensions or modifications are effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders in any material respect.

            (j) Section 6.12 of the Credit Agreement is hereby amended by deleting said section in its entirety.

            V. AMENDMENTS TO SECTION 9.

            (a) Section 9.1 of the Credit Agreement is hereby amended by deleting the reference to "11333 McCormick Road, Hunt Valley, Maryland 21031-1000" set forth therein and substituting in lieu thereof "1 Campus Drive, Parsippany, New Jersey 07054-0642".

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                                                                               6


            (b) Section 9.3 of the Credit Agreement is hereby amended by deleting clause (3) of the proviso to Section 9.3(b)(ii) in its entirety and substituting in lieu thereof the following:

            (3) the amount of the Commitment or Competitive Loans, as the case may be, of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Lender) shall be in a minimum Dollar Equivalent Amount of $10,000,000 unless such assignment is an assignment of all of the assigning Lender's rights and obligations under this Agreement or unless otherwise agreed by the Borrower and the Administrative Agent and

            (c) Section 9.3 of the Credit Agreement is hereby further amended by deleting Section 9.3(h) thereof in its entirety and substituting in lieu thereof the following:

            (h) The Lenders may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
      Section 9.3, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower.

            (d) Section 9 of the Credit Agreement is hereby amended by adding thereto the following Section 9.17:

            SECTION 9.17. CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to keep confidential all non-public information provided to it by the Borrower and its Subsidiaries pursuant to this Agreement that is designated by the Borrower as confidential; PROVIDED that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate of any Lender, (b) to any participant or assignee (each, a "TRANSFEREE") of such Lender or prospective Transferee which agrees to comply with the provisions of this Section, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any governmental or regulatory authority having jurisdiction over it, (e) in response to any order of any court or other governmental authority or as may otherwise be required pursuant to any requirement of law, (f) if requested or required to do so in connection with any litigation or similar proceeding,
      (g) which has been publicly disclosed other than in breach of this Section 9.17, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any remedy hereunder or under any other Fundamental Document.

            VI. GLOBAL AMENDMENT. References in the Credit Agreement to "Chase" shall be deemed to be references to "JPMorgan Chase Bank".

            VII. EFFECTIVE DATE. This Amendment shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower, the Administrative Agent and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment, and the Administrative Agent shall have received evidence of the effectiveness of the Two Year Competitive Advance and Revolving Credit Agreement, dated as of March 4, 1997, as amended and restated through February 21, 2002, among PHH, the lenders parties thereto and JPMorgan Chase Bank, as administrative agent.

            VIII. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that, except as disclosed in the Borrower's filings with the Securities and Exchange Commission prior to February 21, 2002, (a) each of the representations and warranties in Section 3 of the Credit Agreement (other than those set forth in Section 3.5, which shall be deemed made only on the Closing
Date) shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

            IX. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

            X. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            XI. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                     PHH CORPORATION

                                     By: /s/ Duncan H. Corcroft
                                         ---------------------------------
                                         Name: Duncan H. Corcroft
                                         Title: EVP--Finance and Treasurer


                                     JPMORGAN CHASE BANK, individually and as Administrative Agent

                                     By: /s/ Randolph E. Cates
                                         ---------------------------------
                                         Title: Randolph E. Cates
                                         Name: Vice President

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                                     ALLFIRST BANK


                                     By: /s/ Susan Elliott Benninghoff
                                         ---------------------------------
                                         Name: Susan Elliott Benninghoff
                                         Title: Vice President

                                     BANK ONE, NA


                                     By: /s/ Janet S. Leong
                                         ---------------------------------
                                         Name: Janet S. Leong
                                         Title: Director

                                     BANK OF AMERICA, N.A.


                                     By: /s/ Igor Suica
                                         ---------------------------------
                                         Name: Igor Suica
                                         Title: Vice President

                                     BANK OF MONTREAL


                                     By: /s/ Brian L. Banke
                                         ---------------------------------
                                         Name: Brian L. Banke
                                         Title: Vice President

                                     THE BANK OF NEW YORK


                                     By: /s/ James J. Ducey
                                         ---------------------------------
                                         Name: James J. Ducey
                                         Title: Vice President

                                     THE BANK OF NOVA SCOTIA


                                     By: /s/ Brian Allen
                                         ---------------------------------
                                         Name: Brian Allen
                                         Title: Managing Director

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                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By: /s/ Jeffrey K. Stanton
                                         ---------------------------------
                                         Name: Jeffrey K. Stanton
                                         Title: Vice President

                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By: /s/ Rod Hurst
                                         ---------------------------------
                                         Name: Rod Hurst
                                         Title: Vice President

                                     CREDIT SUISSE FIRST BOSTON


                                     By: /s/ BILL O'DALY
                                         ---------------------------------
                                         Name: Bill O'Daly
                                         Title: Director


                                     By: /s/ Cassandra Droogan
                                         ---------------------------------
                                         Name: Cassandra Droogan
                                         Title: Associate

                                     FIRST UNION NATIONAL BANK


                                     By: /s/ William R. Goley
                                         ---------------------------------
                                         Name: William R. Goley
                                         Title: Vice President

                                     FLEET NATIONAL BANK


                                     By: ______________________________
                                         Name:
                                         Title:

                                     THE FUJI BANK, LIMITED


                                     By: ______________________________
                                         Name:
                                         Title:

                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                     By: /s/ Akihiko Mabuchi
                                         ---------------------------------
                                         Name: Akihiko Mabuchi
                                         Title: Senior Vice President

                                     MELLON BANK, N.A.


                                     By: /s/ J. Wade Bell
                                         ---------------------------------
                                         Name: J. Wade Bell
                                         Title: Vice President

                                     THE NORTHERN TRUST COMPANY


                                     By: ______________________________
                                         Name:
                                         Title:

                                     THE ROYAL BANK OF SCOTLAND PLC,
                                     ACTING AS AGENT FOR NATIONAL
                                     WESTMINSTER BANK PLC


                                     By: /s/ Stephen Burton
                                         ---------------------------------
                                         Name: Stephen Burton
                                         Title:

                                     ROYAL BANK OF CANADA


                                     By: ______________________________
                                         Name:
                                         Title:

                                     SUMITOMO MITSUI BANKING
                                     CORPORATION (formerly known as The
                                     Sumitomo Bank, Limited)


                                     By: /s/ Suresh Tata
                                         ---------------------------------
                                         Name: Suresh Tata
                                         Title: Senior Vice President

                                     WELLS FARGO BANK, N.A.


                                     By: /s/ Lauren Downum
                                         ---------------------------------
                                         Name: Lauren Downum
                                         Title: Vice President


                                     By: /s/ Roger Fleischmann
                                         ---------------------------------
                                         Name: Roger Fleischmann
                                         Title: Senior Vice President

                                     WESTDEUTSCHE LANDESBANK
                                     GIROZENTRALE, NEW YORK BRANCH


                                     By: /s/ Alan S. Bookspan
                                         ---------------------------------
                                         Name: Alan S. Bookspan
                                         Title: Director


                                     By: /s/ Barry S. Wadler
                                         ---------------------------------
                                         Name: Barry S. Wadler
                                         Title: Associate Director